UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2008

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20 Campus Road, Totowa, New Jersey	07512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

           On February 7, 2008, Vital Signs, Inc. (the “Company”) issued a press release regarding results for the three month period ended December 31, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          This Current Report on Form 8-K and the press releases attached hereto are being furnished to the Commission inasmuch as they disclose historical information regarding the Company’s results of operations for the three month period ended December 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

          As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1: Press release, dated February 7, 2008.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By:	/s/ Jay Sturm
Name: Jay Sturm
Title: Vice President / General Counsel

Dated: February 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 7, 2008